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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   December 8, 2005

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

                0-556                                  68-0365195
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       (Commission File Number)            (IRS Employer Identification No.)

200 Vernon Street, Roseville, California                  95678
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(Address of Principal Executive Offices)               (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1      REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 8, 2005, the Compensation Committee of the Board of Directors of SureWest Communications (the "Company") approved the grant under the Company's 2000 Equity Incentive Plan of Two Thousand (2,000) Restricted Stock Units ("RSUs") to Robert D. Kittredge as an initial award resulting from his commencement of service as a Director of the Company in November 2005. Under the terms of the grant, 25% of the RSUs vest on each of the first, second, third and fourth anniversaries of the grant date. Each vested unit is convertible into one
(1) share of common stock of the Company upon Mr. Kittredge's cessation of service as a Director of the Company.

     On December 8, 2005, the Company approved the establishment of base salaries in 2006 for the Company's officers as follows:

               Philip A. Grybas              $235,000
               Fred A. Arcuri                $220,000
               Bill M. DeMuth                $190,000
               Scott K. Barber               $175,000
               Peter C. Drozdoff             $165,000
               Mark W. Triplett              $165,000
               Thomas P. Villa               $165,000

     In addition, the Board of Directors established short-term bonus targets in 2006 for each officer. The specific bonus targets for the officers named above is as follows: Philip A. Grybas, $50,000; Fred A. Arcuri, $80,000; Bill M. DeMuth, $70,000; Scott K. Barber, $60,000; Peter C. Drozdoff, $50,000; Mark W. Triplett, $80,000; and Thomas P. Villa, $60,000.

     Each officer's bonus will be dependent upon financial metrics, on the one hand, and other operational and strategic metrics, on the other, in each instance to be determined by the Compensation Committee. The weight between financial metrics, on the one hand, and other operational and strategic metrics, on the other, varies according to the responsibilities of each officer, with neither category accounting for less than 30% nor more than 70% of the officer's bonus calculation. It is anticipated that bonuses, to be paid in cash, would be paid to the extent earned in late 2006 or early 2007.

     Also, effective December 8, 2005, the Company has reduced from $1,000 to $500 the meeting fee (Board or Committee) if a Director participates in such meeting by telephone rather than in person.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUREWEST COMMUNICATIONS

Date: December 13, 2005                 By: /s/ Philip A. Grybas
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                                            Senior Vice President and
                                            Chief Financial Officer